EXHIBIT 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 28, 2013 (the “Effective Date”), is entered into by and among PIONEER SOUTHWEST ENERGY PARTNERS L.P., a Delaware limited partnership (the “Borrower”), lenders party to the Credit Agreement defined below (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as Swing Line Lender and L/C Issuer, WELLS FARGO BANK, N.A., as Syndication Agent, and BANK OF MONTREAL and CITIBANK, N.A., as Co-Documentation Agents.
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into that certain Amended and Restated Credit Agreement, dated as of March 29, 2012, (as from time to time amended, supplemented, restated or otherwise further modified, the “Credit Agreement”);
WHEREAS, the Borrower has requested an amendment of Section 6.11 of the Credit Agreement as hereinafter provided.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth herein, the parties hereto agree as follows:
SECTION 1.Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.
SECTION 1.    Amendment to Section 6.11 of the Credit Agreement. Section 6.11 of the Credit Agreement is hereby amended by deleting it and replacing it in its entirety with the following:
“6.11    Minimum Hedging. The Borrower and its Restricted Subsidiaries shall at all times maintain, Swap Contracts with Qualified Counterparties with respect to not less than 50% of forecasted production (on an aggregate barrel of oil equivalent basis) attributable to Oil and Gas Properties constituting PDP reserves described in the most recent Reserve Report for all periods through December 31, 2014 and thereafter on a rolling basis of not less than four quarters, but in no case past the Maturity Date”
SECTION 2.    Representations and Warranties, Etc. To induce the Lenders and L/C Issuer to enter into this Amendment, the Borrower and each of the Loan Parties represents and warrants to the Administrative Agent, the L/C Issuer and the Lenders that as of the Effective Date:
(a)    each of the representations and warranties by the Loan Parties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of such date in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct in all material respects on and as of such earlier date;
(b)    the execution, delivery and performance of this Amendment has been duly authorized by all requisite organizational action on the part of the Borrower and each other Loan Party;
(c)    the Credit Agreement and each other Loan Document constitute valid and legally binding agreements enforceable against each Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(d)    no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.
SECTION 3.    Ratification. The Borrower and each other Loan Party hereby ratifies and confirms, as of the Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (b) all of the Obligations under the Credit Agreement and the other Loan Documents.
SECTION 4.    Effectiveness. This Amendment shall become effective as of the Effective Date when the Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent and the Required Lenders.
SECTION 5.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.
SECTION 6.    Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original and all of which when taken together shall constitute a single document.
SECTION 7.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
SECTION 8.    Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended, waived or otherwise modified by this Amendment; (b) this Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (c) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Amendment.
SECTION 9.    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
(Remainder of Page Left Intentionally Blank)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PIONEER SOUTHWEST ENERGY
PARTNERS L.P.

By: Pioneer Natural Resources GP LLC, its general partner

By: /s/ Richard P. Dealy
Name: Richard P. Dealy
Title: Executive Vice President and Chief
Financial Officer

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BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/ Denise Jones
Name: Denise Jones
Title: Assistant Vice President

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BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

WELLS FARGO BANK, N.A., as Syndication Agent and a Lender

By: /s/ Thomas E. Stelmar, Jr.
Name: Thomas E. Stelmar, Jr.
Title: Vice President

BMO HARRIS FINANCING, INC., as a Lender

By: ___________________________________
Name:
Title:

CITIBANK, N.A., as Co-Documentation Agent and a Lender

By: ___________________________________
Name:
Title:

BANK OF MONTREAL, as Co-Documentation Agent

By: ___________________________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By: /s/ Andrew Oram
Name: Andrew Oram
Title: Managing Director

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

DNB BANK ASA, GRAND CAYMAN BRANCH, as a Lender

By: /s/ Florianne Robin
Name: Florianne Robin
Title: Vice President

By: /s/ Kristie Li
Name: Kristie Li
Title: First Vice President

JP MORGAN CHASE BANK, N.A., as a Lender

By: ___________________________________
Name:
Title:

ROYAL BANK OF CANADA, as a Lender

By: ___________________________________
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By: ___________________________________
Name:
Title:

TORONTO DOMINION (TEXAS) LLC, as a Lender

By: /s/ Debbi L. Brito
Name: Debbi L. Brito
Title: Authorized Signatory

USB LOAN FINANCE LLC, as a Lender

By: /s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

By: /s/ Darlene Arias
Name: Darlene Arias
Title: Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Daria Mahoney
Name: Daria Mahoney
Title: Vice President

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